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                                POWER OF ATTORNEY

                  THE UNDERSIGNED hereby makes, constitutes and appoints Glenn Montgomery and Roland Ewubare (the "Attorney"), and each of them, with full power of substitution, the true and lawful attorney in fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule TO and any and all amendments thereto pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said
Section 14(d)(1) and said rules and regulations.

                  This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

                  Dated:    October 27, 2000

                                        SCHLUMBERGER TECHNOLOGY CORPORATION

                                        By: /s/ Jean Chevallier
                                        Name: Jean Chevallier
                                        Title: President

                                        CONVERGENT HOLDING CORPORATION

                                        By: /s/ Jean Chevallier
                                        Name: Jean Chevallier
                                        Title: President

                                        CONVERGENT ACQUISITION SUB, INC.

                                        By: /s/ Jean Chevallier
                                        Name: Jean Chevallier
                                        Title: President

                                        CONVERGENT GROUP CORPORATION

                                        By: /s/ Glenn E. Montgomery, Jr.
                                        Name: Glenn E. Montgomery, Jr.
                                        Title: Chief Executive Officer


                                        /s/ Glenn E. Montgomery, Jr.
                                        -----------------------------
                                        GLENN E. MONTGOMERY, JR.

                                        /s/ Larry J. Engelken
                                        -----------------------------
                                        LARRY J. ENGELKEN

                                        /s/ Scott M. Schley
                                        -----------------------------
                                        SCOTT M. SCHLEY

                                        /s/ Brian R. Mileger
                                        -----------------------------
                                        BRIAN R. MILEGER

                                        /s/ David J. Rubinstein
                                        -----------------------------
                                        DAVID J. RUBINSTEIN

                                        /s/ Andrea S. Maizes
                                        -----------------------------
                                        ANDREA S. MAIZES